Exhibit 4.1

NUMBER
NS
nimble storage
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 654490R 10 1
SEE REVERSE FOR CERTAIN DEFINITIONS
This certifies that
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, OF
Nimble Storage, Inc.
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
CHIEF EXECUTIVE OFFICER & PRESIDENT
NIMBLE STORAGE, INC. DELAWARE
CORPORATE SEAL
NOVEMBER 8, 2007
GENERAL COUNSEL & CORPORATE SECRETARY
COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER TRUST & COMPANY, LLC
(NEW YORK, NY) TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common
COM PROP	– as community property

UNIF GIFT MIN ACT –	Custodian
	(Cust)	(Minor)
under Uniform Gifts to Minors
Act
(State)
UNIF TRF MIN ACT –		Custodian (until age )
(Cust)
under Uniform Transfers
(Minor)
to Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                                                       hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OF TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact

to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.

Dated

X

X
Signature(s) Guaranteed:		NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED.